Exhibit  32.1

                    CERTIFICATION PURSUANT TO 18 U.S.C. 1350
         (As adopted pursuant to 906 of the Sarbanes-Oxley Act of 2003)

     For the Quarterly Report of Zenex International, Inc. (the "Company") on Form 10-QSB for the period ending March 31, 2004 (the "Report"), the undersigned Chief Executive Officer and Chief Financial Officer of the Company hereby certify that:

     (i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

Dated:  May  20,  2004

                                            /s/  Ron  Carte
                                            ------------------------------------
                                            President
                                            (Principal  Executive  Officer)


                                            /s/  Debra  G.  Morehead
                                            ------------------------------------
                                            Chief  Financial  Officer
                                            (Principal  Financial  Officer)